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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 7, 2004

                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

           1 City Boulevard West, Suite 870                     92868
                  Orange, California                         (Zip Code)
      (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 221-7250

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

      The Company has issued a press release today, as fully noted in exhibit 99.1, announcing the appointment of Youichi Awagakubo as director and CFO, replacing Kazushige Shimizu who will return to Japan to assume directorship responsibilities of Forval Corporation which is the parent company of PPOL, Inc.

                                      * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 2004

                                     PPOL, Inc.

                                     By: /s/ Nobuo Takada
                                         ---------------------------------
                                         Nobuo Takada
                                         Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit # 99.1 - Press release dated January 7, 2004 titled

             "PPOL NAMES YOUICHI AWAGAKUBO DIRECTOR AND CHIEF FINANCIAL OFFICER"